UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

Foxx Development Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42285	99-5119494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13284 Pond Springs Rd, Ste 405 Austin, TX	78729
(Address of principal executive offices)	(Zip Code)

201-962-5550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FOXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FOXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Debt Conversion Agreement

On November 10, 2026, FOXX Development Holdings Inc., a Delaware corporation (the “Company”), FOXX Development Inc., a wholly owned subsidiary of the Company (the “Subsidiary”), and MMT E Buy Holdings Limited (the “Creditor”) entered into a Debt Conversion Agreement (the “Agreement”).

Under the Agreement, the Company will issue to the Creditor and its designees 10,714,286 shares of newly issued common stock, par value $0.0001 per share (the “Shares”), at a conversion price of $2.80 per share, in satisfaction of $30,000,000 of the Subsidiary’s accounts payable. Upon issuance of the Shares at closing, $30,000,000 of the Subsidiary’s accounts payable to the Creditor will be canceled and discharged, and the Creditor will release its claims against the Subsidiary with respect to that amount. Any remaining accounts payable will remain outstanding and unaffected by the Agreement.

The closing is subject to approval by the Company’s shareholders of the transactions contemplated by the Agreement, including the issuance of the Shares, and will not occur unless and until the shareholder approval is obtained.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Shares are being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Creditor represented that it is an accredited investor acquiring the securities for its own account and not with a view to distribution. The Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Debt Conversion Agreement dated November 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foxx Development Holdings Inc.

	By:	/s/ Joy Yi Hua
	Name:	Joy Yi Hua
	Title:	Chief Financial Officer

Date: November 12, 2026

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